Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ R. L. Waltrip

R. L. WALTRIP

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Thomas L. Ryan

THOMAS L. RYAN

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Eric D. Tanzberger

ERIC D. TANZBERGER

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Jeffrey I. Beason

JEFFREY I. BEASON

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Alan R. Buckwalter, III

ALAN R. BUCKWALTER, III

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Anthony L. Coelho

ANTHONY L. COELHO

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ A. J. Foyt, Jr.

A. J. FOYT, JR.

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Malcolm Gillis

MALCOLM GILLIS

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Victor L. Lund

VICTOR L. LUND

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ John W. Mecom, Jr.

JOHN W. MECOM, JR.

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Clifton H. Morris, Jr.

CLIFTON H. MORRIS, JR.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ W. Blair Waltrip

W. BLAIR WALTRIP

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2007 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 2008.

/s/ Edward E. Williams

EDWARD E. WILLIAMS